                    ELECTION FORM AND LETTER OF TRANSMITTAL
TO ACCOMPANY CERTIFICATES FOR SHARES OF COMMON STOCK, PAR VALUE $1.00 PER SHARE
                       ("AMERICAN BANKERS COMMON STOCK"),
                                       OF

          AMERICAN BANKERS INSURANCE GROUP, INC. ("AMERICAN BANKERS")

or a proper guarantee of delivery thereof, when submitted pursuant to an election to receive either Cash Election Merger Consideration or Stock Election Merger Consideration (as defined herein) from American International Group, Inc. ("AIG") in connection with the proposed merger ("Merger") of American Bankers with and into AIGF, Inc., a wholly owned subsidiary of AIG ("AIGF"). IF A HOLDER OF SHARES OF AMERICAN BANKERS COMMON STOCK DOES NOT SUBMIT AN EFFECTIVE ELECTION FORM TO THE EXCHANGE AGENT AT ITS DESIGNATED OFFICE BY 5:00 P.M., NEW YORK CITY TIME, ON THE THIRD TRADING DAY PRIOR TO THE DATE OF THE CONSUMMATION OF THE MERGER (THE "ELECTION DEADLINE"), SUCH HOLDER SHALL BE DEEMED TO HAVE ELECTED TO RECEIVE THE NON-ELECTION MERGER CONSIDERATION (AS DEFINED IN THE MERGER AGREEMENT REFERRED TO BELOW). THE ELECTION DEADLINE WILL NOT OCCUR ANY EARLIER THAN 5:00 P.M., NEW YORK CITY TIME, ON MARCH 3, 1998. AIG WILL PUBLICLY ANNOUNCE THE ELECTION DEADLINE NOT LATER THAN 10:00 A.M. ON THE TRADING DAY PRECEDING THE DATE ON WHICH THE ELECTION DEADLINE WILL OCCUR.

          TO: CHASEMELLON SHAREHOLDER SERVICES, L.L.C., EXCHANGE AGENT

                By Mail:                                   By Hand:                            By Overnight Delivery:

ChaseMellon Shareholder Services, L.L.C.   ChaseMellon Shareholder Services, L.L.C.   ChaseMellon Shareholder Services, L.L.C.
          Post Office Box 3301                     120 Broadway, 13th Floor              85 Challenger Road-Mail Drop-Reorg
       South Hackensack, NJ 07606                     New York, NY 10271                      Ridgefield Park, NJ 07660
     ATTN: Reorganization Department            ATTN: Reorganization Department            Attn: Reorganization Department
     Facsimile Number: (201)329-8936           Confirm facsimile: (201) 296-4860

                               Information Agent:
                            MacKenzie Partners, Inc.
                                 (800)322-2885

Delivery of this Election Form to an address, or transmission of instructions via a telecopy facsimile number, other than as set forth above, does not constitute a valid delivery.

                                 ELECTION FORM

                     PLEASE READ CAREFULLY THE ACCOMPANYING
                      INSTRUCTIONS AND THE PROXY STATEMENT
                           BEFORE MAKING ANY ELECTION

BOX I

------------------------------------------------------------------------------------------------------------------------------
                     NAME AND ADDRESS OF                                                SHARES SUBMITTED
                      REGISTERED HOLDER*                                     (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------
                                                                     (A)              (B)              (C)              (D)
                                                                                                                     NUMBER OF
                                                                                                    NUMBER OF       SHARES FOR
                                                                                                 SHARES FOR CASH  STOCK ELECTION
                                                                                TOTAL NUMBER OF  ELECTION MERGER      MERGER
                                                                                    SHARES      CONSIDERATION OR   CONSIDERATION
                                                                 CERTIFICATE      REPRESENTED      CHECK MARK      OR CHECK MARK
                                                                   NUMBER      BY CERTIFICATE(S)       (X)**           (X)**
                                                              ---------------------------------------------------------------

                                                              ---------------------------------------------------------------

                                                              ---------------------------------------------------------------

                                                              ---------------------------------------------------------------

                                                              ---------------------------------------------------------------
                                                                Total Shares
------------------------------------------------------------------------------------------------------------------------------

* Only certificates registered in a single form may be deposited with this Election Form. If certificates are registered in different forms (e.g., John
   R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Election Forms as there are different registrations of certificates.

** To make a single election for all of your shares of American Bankers Common
   Stock, make a check mark (X) in the appropriate box for Cash Election or Stock Election. Otherwise, identify the exact number of shares represented by each certificate for which you are making a Cash Election and the exact number of shares for which you are making a Stock Election. The sum of the numbers in boxes C and D must not exceed the total number of shares shown in box B.

    ANY SHARES FOR WHICH AN ELECTION IS NOT MADE IN BOX C OR D SHALL BE DEEMED SHARES FOR WHICH YOU HAVE ELECTED TO RECEIVE THE NON-ELECTION MERGER CONSIDERATION (AS DEFINED IN THE MERGER AGREEMENT). AIG AND THE EXCHANGE AGENT ALSO RESERVE THE RIGHT TO DEEM THAT YOU HAVE ELECTED TO RECEIVE THE NON-ELECTION MERGER CONSIDERATION IF (I) YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS ELECTION FORM (INCLUDING SUBMISSION OF YOUR SHARES OF AMERICAN BANKERS COMMON STOCK BY DELIVERY OF THE CERTIFICATES REPRESENTING SUCH SHARES OR BY BOOK-ENTRY TRANSFER OF SUCH SHARES OR A PROPER GUARANTEE OF DELIVERY THEREOF) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION OR (II) A COMPLETED ELECTION FORM IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE.

Dear Sirs:

     In connection with the merger (the "Merger") of American Bankers Insurance Group, Inc. ("American Bankers") with and into AIGF, Inc. ("AIGF"), a wholly owned subsidiary of American International Group, Inc. ("AIG"), pursuant to the Agreement and Plan of Merger, dated as of December 21, 1997, as amended and restated as of January 7, 1998, and as amended by Amendment No. 1 thereto dated as of January 28, 1997 (the "Merger Agreement"), the undersigned hereby delivers the certificate(s) for shares of Common Stock, par value $1.00 per share ("American Bankers Common Stock"), of American Bankers listed below, or delivers such shares by book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility (as defined below) or provides a proper guarantee of delivery of such shares. The undersigned hereby elects (an "Election"), subject as set forth below, to have all or a portion of the shares of American Bankers Common Stock represented by such certificate(s) as set forth below converted into the right to receive (i) $47.00 in cash, without interest, subject to a maximum number of shares of American Bankers Common Stock that can be converted into cash (the "Cash Election Merger Consideration") and/or (ii) a portion of a share of Common Stock, par value $2.50 per share ("AIG Common Stock"), of AIG with a value of $47.00 (as determined based on the average of the closing prices per share of AIG Common Stock as reported on the New York Stock Exchange composite transactions reporting system for the ten trading days ending on the third trading day prior to the date of the consummation of the Merger), subject to AIG's right, in certain circumstances and subject to certain limitations, to pay a portion of such consideration in cash in lieu of AIG Common Stock (the "Stock Election Merger Consideration").

     The undersigned acknowledges that each Election is subject to the terms, conditions and limitations set forth in (i) the Proxy Statement/Prospectus, dated January 30, 1998, relating to the Merger (the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the Merger Agreement, a conformed copy of which appears as Appendix I to the Proxy Statement, and (iii) the accompanying Instructions.

     The undersigned represents and warrants that the undersigned is the exclusive owner of the shares of American Bankers Common Stock represented by the certificate(s) identified herein.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificate(s) of American Bankers Common Stock to AIG and to receive on behalf of the undersigned, in exchange for the shares of American Bankers Common Stock represented thereby, any check for cash or any certificate for shares of AIG Common Stock issuable in the Merger pursuant to the Merger Agreement. If certificate(s) of American Bankers Common Stock are not delivered herewith or by book-entry transfer, there is furnished below a guarantee of delivery of such certificate(s) representing shares of American Bankers Common Stock from a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States.

     Unless otherwise indicated under Special Payment Instructions below, please issue any check and/or any certificate for shares of AIG Common Stock issuable in exchange for the shares of American Bankers Common Stock represented by the certificate(s) submitted herewith or submitted by book-entry transfer in the name of the registered holder(s) of such American Bankers Common Stock. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any check and/or any certificate for shares of AIG Common Stock issuable in exchange for the shares of American Bankers Common Stock represented by the certificate(s) submitted herewith or submitted by book-entry transfer to the registered holder(s) of the American Bankers Common Stock at the address or addresses shown below.

     Subject to the consummation of the Merger, the undersigned hereby appoints the Exchange Agent as attorney-in-fact for the undersigned to exercise all authority conferred in this Election Form for the purposes contemplated in the Merger Agreement, and such authority will be binding on all successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and will survive the death or incapacity of the undersigned.

                        DELIVERY BY BOOK-ENTRY TRANSFER
                               SEE INSTRUCTION 1

   [ ] Check here if shares of American Bankers Common Stock are being delivered by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") and complete the following:

        Account Number:
      -----------------------------------------------------------------------

                     PLEASE READ CAREFULLY THE ACCOMPANYING
                      INSTRUCTIONS AND THE PROXY STATEMENT

BOX II
          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS D(4) AND D(5))

        To be completed ONLY if the checks are to be made payable to, or the certificate for shares of AIG Common Stock are to be registered in the name of, someone other than the registered holder(s) of shares of American Bankers Common Stock.

   Name
   ----------------------------------------------------
                                 (PLEASE PRINT)

          ------------------------------------------------------------
                                 (PLEASE PRINT)

   Address                 --------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
          ------------------------------------------------------------
BOX III
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                             (SEE INSTRUCTION D(6))

        To be completed ONLY if the checks are to be payable to, or the certificate for the shares of AIG Common Stock are to be registered in the name of, the registered holder(s) of American Bankers Common Stock but are to be mailed to someone other than the registered holder(s) or to an address other than that of the registered holder(s).

   Name
   ----------------------------------------------------
                                 (PLEASE PRINT)

          ------------------------------------------------------------
                                 (PLEASE PRINT)

   Address                ---------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------

BOX IV

                    SIGN HERE AND HAVE SIGNATURES GUARANTEED
        (SEE INSTRUCTIONS D(1) AND D(5) CONCERNING SIGNATURE GUARANTEE)


  ---------------------------------------------                                Name(s):
                                                  ----------------------------------------------
                                                                  (PLEASE PRINT)

  ---------------------------------------------                                Name(s):
                                                  ----------------------------------------------
                                                                  (PLEASE PRINT)

  ---------------------------------------------                                Name(s):
                                                  ----------------------------------------------
  SIGNATURE(S) OF OWNER(S)                                        (PLEASE PRINT)

                                                  -----------------------------------------------
                                                         (AREA CODE AND TELEPHONE NUMBER)

                                                  -----------------------------------------------
                                                              (TAX IDENTIFICATION OR
                                                              SOCIAL SECURITY NUMBER)
  Must be signed by registered holder(s)
  exactly as name(s) appear(s) on stock
  certificate(s) or by person(s) authorized to
  become registered holder(s) by certificate(s)
  and documents transmitted herewith. If
  signature is by a trustee, executor,
  administrator, guardian, officer of a
  corporation, attorney-in-fact or any other
  person acting in a fiduciary capacity, set
  forth full title in such capacity and see
  Instruction D(3).

  SIGNATURE(S)                                                                  DATED:
  GUARANTEED:                                       -------------------------------------------
 ----------------------------------------------                       , 1998
  (SEE INSTRUCTION D(6))

BOX V
--------------------------------------------------------------------------------

                                        GUARANTEE OF DELIVERY
                   (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)

The undersigned is:
                                                 ----------------------------------------------------
  - a member of a registered national                           (FIRM - PLEASE PRINT)
    securities exchange.                         ----------------------------------------------------
                                                                (AUTHORIZED SIGNATURE)
  - a member of the National Association of      ----------------------------------------------------
    Securities Dealers, Inc., or                 ----------------------------------------------------
                                                 ----------------------------------------------------
  - a commercial bank or trust company in the                         (ADDRESS)
    United States;                               ----------------------------------------------------
                                                           (AREA CODE AND TELEPHONE NUMBER)
and guarantees to deliver to the Exchange        ----------------------------------------------------
Agent the certificate(s) for shares of                                  (DATE)
American Bankers Common Stock to which this
Form relates, duly endorsed in blank or
otherwise in form acceptable for transfer on
the books of American Bankers, no later than
5:00 P.M. New York City time on the third New
York Stock Exchange trading day after the
date of execution of such guarantee of
delivery.
[ ] Check box if shares will be delivered by
book-entry transfer to the Book-Entry
Transfer Facility

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

A.  SPECIAL CONDITIONS.

     1. Time in Which to Elect. To be effective, an election pursuant to the terms and conditions set forth herein (an "Election") on this form or a facsimile hereof, accompanied by the above-described certificates representing shares of American Bankers Common Stock or by book-entry transfer of such shares to the Exchange Agent's account at the Book-Entry Transfer Facility, must be received by the Exchange Agent, at the address set forth above, no later than the Election Deadline. Holders of American Bankers Common Stock whose stock certificates are not immediately available or who cannot complete the procedure for book-entry transfer on a timely basis may also make an effective Election by completing Boxes I and IV of this form (or facsimile hereof), having the Guarantee of Delivery (Box V) properly completed and duly executed, and delivering such documents to the Exchange Agent prior to the Election Deadline (subject to the condition that the certificates the delivery of which is thereby guaranteed are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of American Bankers, or there is a confirmed book-entry transfer of such shares of American Bankers Common Stock, if such procedure is available, into the Exchange Agent's account at the Book-Entry Transfer Facility, no later than 5:00 p.m. (New York City time) on the third New York Stock Exchange trading day after the date of execution of such guarantee of delivery). IF A HOLDER OF SHARES OF AMERICAN BANKERS COMMON STOCK DOES NOT MAKE AN EFFECTIVE ELECTION BY THE ELECTION DEADLINE, SUCH HOLDER SHALL BE DEEMED TO HAVE ELECTED TO RECEIVE THE NON-ELECTION MERGER CONSIDERATION (AS DEFINED IN THE MERGER AGREEMENT).

     2. Revocation or Change of Election. Any Election may be revoked by the person who submitted this Election Form to the Exchange Agent and the certificate(s) for shares withdrawn by written notice duly executed and received by the Exchange Agent prior to the Election Deadline. Such notice must specify the person in whose name the shares of American Bankers Common Stock to be withdrawn had been deposited, the number of shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If an Election Form is revoked, and the certificate(s) for shares withdrawn, the American Bankers Common Stock certificate(s) submitted therewith will be promptly returned by the Exchange Agent to the person who submitted such certificate(s). Upon any such revocation, unless a duly completed Election Form is thereafter submitted, such shares will be entitled to receive the Non-Election Merger Consideration (as defined in the Merger Agreement). Any Election also may be effectively revoked and amended by submission to the Exchange Agent prior to the Election Deadline of a properly completed, duly executed and later dated Election Form.

     3. Termination of Right to Elect. If for any reason the Merger is not consummated or is abandoned, all Election Forms will be void and of no effect and certificate(s) for American Bankers Common Stock previously received by the Exchange Agent and thereafter held by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such stock certificate(s).

B.  ELECTION AND PRORATION PROCEDURES.

     By properly completing this Election Form, subject to the election and proration procedures and the other terms, conditions and limitations provided for in the Merger Agreement and described in the Proxy Statement, each holder of American Bankers Common Stock may elect to receive for such American Bankers Common Stock, the Cash Election Merger Consideration or the Stock Election Merger Consideration, or the specified combination thereof.

     A description of the election and proration procedures and the other terms, conditions and limitations is set forth in the Proxy Statement under "The Merger Agreement -- General; the Election; Merger Consideration". A full statement of the election and proration procedures and the other terms, conditions and limitations is contained in the Merger Agreement and all Elections are subject to compliance with such procedures.

     NOTE: THE TAX CONSEQUENCES TO A HOLDER OF AMERICAN BANKERS COMMON STOCK MAY VARY DEPENDING UPON, AMONG OTHER THINGS, WHICH OF THE ELECTION ALTERNATIVES IS CHOSEN. IN CONNECTION WITH MAKING ANY ELECTION, A HOLDER OF AMERICAN BANKERS COMMON STOCK SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE DESCRIPTION AND STATEMENT SET FORTH IN THE PROXY STATEMENT UNDER "THE MERGER
AGREEMENT -- GENERAL; THE ELECTION; MERGER CONSIDERATION" AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT UNDER "THE MERGER -- CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER." IN ADDITION, EACH HOLDER OF AMERICAN BANKERS COMMON STOCK IS URGED TO CONSULT WITH HIS OR HER TAX ADVISOR.

     AS A RESULT OF THE ELECTION AND PRORATION PROCEDURES AND THE OTHER TERMS, CONDITIONS AND LIMITATIONS PROVIDED FOR IN THE MERGER AGREEMENT AND DESCRIBED IN THE PROXY STATEMENT, HOLDERS OF AMERICAN BANKERS COMMON STOCK MAY RECEIVE AIG COMMON STOCK OR CASH IN AMOUNTS WHICH VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE AMOUNTS OF AIG COMMON STOCK OR CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES, TERMS, CONDITIONS AND LIMITATIONS.

C.  RECEIPT OF CHECKS OR AIG COMMON STOCK.

     As soon as practicable after the Effective Time of the Merger and after the Election Deadline, the Exchange Agent will mail cash payments by check and/or certificate(s) for shares of AIG Common Stock to the holders of American Bankers Common Stock with respect to each share of American Bankers Common Stock which is included in any effective Election.

     No fractional shares of AIG Common Stock will be issued in connection with the Merger. Each holder of shares of American Bankers Common Stock who would otherwise have been entitled to receive a fraction of a share of AIG Common Stock shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of such fractional part of a share of AIG Common Stock multiplied by the Base Period Stock Price (as defined in the Merger Agreement).

D.  GENERAL.

     1. Execution and Delivery. This Election Form or a facsimile hereof must be properly filled in, dated and signed in Box IV, and must be delivered (together with the stock certificate(s) representing the shares of American Bankers Common Stock as to which the election is made, book-entry transfer of such shares to the Exchange Agent's account at the Book-Entry Transfer Facility or a duly signed guarantee of delivery of such certificate(s)) to the Exchange Agent at either of the addresses set forth above. A stockholder may wish to make a copy of the completed Election Form for his records.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, BUT IF SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

     Signatures on this Election Form must be guaranteed by an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934 (an "Eligible Institution") unless (i) the Election Form is signed by the registered holder(s) of the American Bankers Common Stock tendered herewith and such holder(s) has (have) not completed Box II or (ii) the American Bankers Common Stock described above are delivered for the account of an Eligible Institution. IN ALL OTHER CASES ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. Public notaries cannot execute acceptable guarantees of signatures.

     2. Inadequate Space. If there is insufficient space on this Election Form to list all your stock certificates being submitted to the Exchange Agent, please attach a separate list.

     3. Signatures. The signature (or signatures, in the case of certificate(s) owned by two or more joint holders) on this Election Form should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the shares of American Bankers Common Stock described on this Election Form have been assigned by the registered holder(s), in which event this Election Form should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificate(s).

     If this Election Form is signed by a person or persons other than the registered owners of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appears on the certificate(s).

     If this Election Form or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Election Form.

     4. Checks and New Certificates in Same Name. If any stock certificate(s) representing shares of AIG Common Stock or any checks in respect of an Election are to be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing shares of American Bankers Common Stock submitted with this Election Form, or a proper guarantee of delivery thereof, no endorsement of certificate(s) or separate stock power(s) is required.

     5. Checks and New Certificates in Different Name. If any stock certificate(s) representing shares of AIG Common Stock or any checks in respect of an Election are to be registered in, or payable to the order of, other than exactly the same name(s) that appears on the certificate(s) representing shares of American Bankers Common Stock submitted for exchange herewith, such exchange shall not be made by the Exchange Agent unless the certificates submitted are endorsed, Box II is completed, and the signature is guaranteed in Box IV by a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States.

     6. Special Delivery Instructions. If the checks are to be payable to the order of, or the certificate(s) for the shares of AIG Common Stock are to be registered in the name of, the registered holder(s) of shares of American Bankers Common Stock but are to be mailed to someone other than the registered holder(s) or to an address other than the address of the registered holder(s), it will be necessary to indicate such person or address in Box III.

     7. Miscellaneous. A single check and/or single stock certificate representing shares of AIG Common Stock will be issued.

     All questions with respect to this Election Form and the Elections (including, without limitation, questions relating to the timeliness or effectiveness of revocation of any Election and computations as to proration or allocation of cash and AIG Common Stock) will be determined by AIG or, at AIG's discretion, the Exchange Agent, which determinations shall be conclusive and binding (except, with respect to computations, in the case of manifest error).

     8. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the "backup withholding" provisions of federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any payments made to holders of American Bankers Common Stock pursuant to the Merger. To prevent backup withholding, each holder should complete and sign the Substitute Form W-9 included in this Form of Election and either: (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the box in Part 2 of the substitute Form W-9 is checked, the Exchange Agent shall retain 31% of reportable cash payments made to a holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within 60 days of the date of the Substitute W-9, the Exchange Agent shall remit such amounts retained during the 60-day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with his or her TIN within such 60-day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all reportable payments to the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the certificate for American Bankers Common Stock is registered in more than one name or is not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

     For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how persons who do not have a TIN may obtain one and how to complete the Substitute Form W-9 if American Bankers Common Stock is held in more than one name), consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 attached to this Election Form.

     Failure to complete the Substitute Form W-9 will not, by itself, cause American Bankers Common Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Merger. Amounts withheld under the backup withholding rules may be credited against a holder's tax liability, and a holder may obtain a refund of any excess amounts withheld by filing the appropriate claim for refund with the IRS.

     Additional copies of this Election Form may be obtained from the Information Agent, MacKenzie Partners, Inc., at 800 322-2885.

     Any questions or requests for assistance should be directed to the Information Agent, MacKenzie Partners, Inc., at 800 322-2885.

--------------------------------------------------------------------------------------------------------
 SUBSTITUTE
 FORM W-9                     PART 1 -- PLEASE PROVIDE YOUR TIN IN   SOCIAL SECURITY NUMBER
 DEPARTMENT OF THE TREASURY   THE BOX AT THE RIGHT OR, IF YOU DO NOT  OR
 INTERNAL REVENUE SERVICE     HAVE A TIN, WRITE "APPLIED FOR" IN THE  ---------------------------------
                              BOX AT THE RIGHT, AND CERTIFY BY       EMPLOYER IDENTIFICATION NUMBER
 PAYER'S REQUEST FOR          SIGNING AND DATING BELOW.
                             ---------------------------------------------------------------------------
 TAXPAYER IDENTIFICATION      PART 2 -- PLEASE CHECK THE BOX AT THE RIGHT IF YOU HAVE APPLIED FOR, AND
 NUMBER (TIN)                 ARE AWAITING RECEIPT OF, YOUR TIN.  [ ]
--------------------------------------------------------------------------------------------------------
 Certification -- Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me). and
 (2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or the
     IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

  Signature ---------------------------------------------------------- Date
 ------------------------------- , 1998
--------------------------------------------------------------------------------------------------------

IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31 percent of all reportable payments made to me pursuant to this Merger shall be retained until I provide a Tax Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

SIGNATURE  ___________________________________________  DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------
                                           GIVE THE
                                        SOCIAL SECURITY
     FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
---------------------------------------------------------
  1. An individual's account          The individual
  2. Two or more individuals (joint   The actual owner of
     account)                         the account or, if
                                      combined funds, any
                                      one of the
                                      individuals(1)
  3. Custodian account of a minor     The minor(2)
     (Uniform Gift to Minors Act)
  4. a. The usual revocable savings   The
        trust account (grantor is     grantor-trustee(1)
        also trustee)
     b. So-called trust account that  The actual owner(1)
     is not a legal or valid trust
        under state law
  5. Sole proprietorship account      The owner(3)

---------------------------------------------------------

---------------------------------------------------------
                                       GIVE THE EMPLOYER
                                        IDENTIFICATION
     FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
---------------------------------------------------------
  6. A valid trust, estate, or        Legal entity (Do
     pension                          not furnish the
                                      identifying number
                                      of the personal
                                      representative or
                                      trustee unless the
                                      legal entity itself
                                      is not designated
                                      in the account
                                      title.)(4)
  7. Corporate account                The corporation
  8. Association, club, religious,    The organization
     charitable, educational, or
     other tax-exempt organization
     account
  9. Partnership                      The partnership
 10. A broker or registered nominee   The broker or
                                      nominee
 11. Account with the Department of   The public entity
     Agriculture in the name of a
     public entity (such as a state
     or local government, school
     district, or prison) that
     receives agricultural program
     payments
---------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show the name of the owner.
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.